SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: May 30, 2001
                  Date of earliest event reported: May 16, 2001

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



         Delaware                        1-11166               13-3623351
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(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)


                                      None
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             (Former name or address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On May 16, 2001, the Registrant issued a press release announcing certain management changes. A copy of that press release is attached hereto as exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         99.1 Press release, dated May 16, 2001, announcing certain management changes.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AXA FINANCIAL, INC.


Date:  May 30, 2001            By:   /s/ Kevin R. Byrne
                                     ---------------------------------
                                     Name:   Kevin R. Byrne
                                     Title:  Senior Vice President and Treasurer
                                             (Duly Authorized Officer)

                                  Exhibit Index

Exhibit         Exhibit
Number          Description

99.1 Press release, dated May 16, 2001, announcing certain management changes.



139609